UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2009

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                          Entry into a Material Definitive Agreement.

On November 17, 2009, United Rentals, Inc. (“URI”) completed an offering of $172.5 million aggregate principal amount of its 4.00% Convertible Senior Notes due 2015 (including the $22.5 million principal amount of Convertible Senior Notes sold pursuant to an over-allotment option granted by URI to the underwriters) (the “Convertible Senior Notes”), and its wholly-owned subsidiary, United Rentals (North America), Inc. (“URNA”) completed an offering of $500 million aggregate principal amount of its 9.25% Senior Notes due 2019 (the “Senior Notes” and together with the Convertible Senior Notes, the “Notes”).  The Notes were sold pursuant to URI and URNA’s shelf registration statement on Form S-3 (File No. 333-160884) (the “Registration Statement”) previously filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, as supplemented by the final prospectus supplements filed with the SEC on November 10, 2009.

The Convertible Senior Notes of URI

The Convertible Senior Notes were issued pursuant to an indenture (the “URI Indenture”), dated as of November 17, 2009, between URI and the Bank of New York Mellon, as trustee.

The Convertible Senior Notes mature on November 15, 2015 and bear interest at a rate of 4.00% per year payable semi-annually in cash in arrears on May 15 and November 15 of each year, starting on May 15, 2010.

Prior to May 15, 2015, holders may convert their Convertible Senior Notes into cash and shares of URI’s common stock, par value $0.01 per share (the “Common Stock”), if any, at the applicable conversion rate under the following circumstances:

(1)

during any fiscal quarter commencing after December 31, 2009, if the last reported sale price of the Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter is greater than or equal to 130% of the applicable conversion price on each applicable trading day;

(2)

during the five business day period after any 10 consecutive trading-day period (the “measurement period”), in which the trading price per $1,000 principal amount of Convertible Senior Notes for each trading day of that measurement period was less than 98% of the product of the last reported sale price of the Common Stock and the applicable conversion rate on each such day; or

(3)	upon the occurrence of specified corporate transactions.

In addition, on and after May 15, 2015, holders may convert their Convertible Senior Notes at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date for the Convertible Senior Notes.  Upon conversion, URI will deliver cash up to the aggregate principal amount of the Convertible Senior Notes to be converted, and cash, shares of Common Stock or a combination thereof (at its discretion) in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the Convertible Senior Notes being converted.

The initial conversion rate for the Convertible Senior Notes is 89.9888 shares of Common Stock per $1,000 principal amount of Convertible Senior Notes, representing an initial conversion price of approximately $11.11 per share of Common Stock, which is equal to an approximately 25% conversion premium over the $8.89 closing price of the Common Stock on the New York Stock Exchange on November 10, 2009.

If URI undergoes a fundamental change (as defined in the URI Indenture), holders may require URI to repurchase all or any portion of their Convertible Senior Notes for cash at a price equal to 100% of the principal amount of the Convertible Senior Notes to be purchased plus any accrued and unpaid interest, including any additional interest, up to but excluding the fundamental change purchase date.

The Convertible Senior Notes will rank equally with all of URI’s existing and future unsecured senior debt and effectively junior to any existing and future debt of URNA and its subsidiaries as well as to URI’s secured obligations, composed of its guarantee obligations in respect of URNA’s and its subsidiaries’ outstanding borrowings under the senior secured asset-based revolving credit facility (the “ABL facility”) to the extent of the value of the collateral securing such guarantee obligations.

The URI Indenture provides for customary events of default, including the following (subject to any applicable cure period):  nonpayment, breach of covenants in the URI Indenture, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs or is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the Convertible Senior Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately.

The description above is qualified in its entirety by the URI Indenture (including the Form of Note for the Convertible Senior Notes), which is filed as Exhibit 4.1 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

Convertible Note Hedge Transactions

In connection with the offering of the Convertible Senior Notes, on November 10, 2009 and November 13, 2009, URI entered into convertible note hedge transactions (the “Convertible Hedge Transactions”) with Bank of America, N.A., Citibank, N.A., Morgan Stanley & Co. International plc and Wachovia Bank, National Association (the “Option Counterparties”), which include one or more affiliates of the underwriters.  The Convertible Hedge Transactions cover, subject to anti-dilution adjustments substantially similar to the Convertible Senior Notes, 15,523,068 shares of Common Stock and are intended to reduce, subject to a limit, the potential dilution with respect to the Common Stock upon conversion of the Convertible Senior Notes.   The effect of the Convertible Hedge Transactions, from URI’s perspective, is to increase the effective conversion price to approximately $15.56 per share, equal to an approximately 75% premium over the $8.89 closing price of the Common Stock on the New York Stock Exchange on November 10, 2009.  However, in the event the market value of the Common Stock exceeds approximately $15.56 per share, the settlement amount received from such transactions will only partially offset the potential dilution.  Each Convertible Hedge Transaction is a separate hedge transaction entered into by URI with an Option Counterparty and is not part of the terms of the Convertible Senior Notes.  The cost of the Convertible Hedge Transactions was approximately $26 million, which includes additional Convertible Hedge Transactions entered into as a result of the underwriters’ full exercise over their overallotment option to purchase additional Convertible Senior Notes on November 13, 2009.  The Convertible Hedge Transactions expire two scheduled trading days before the maturity date (November 15, 2015) of the Convertible Senior Notes and provide URI the right to exercise the Convertible Hedge Transactions with a strike price of $11.11 per share of Common Stock.

In connection with establishing their initial hedge of these transactions, the Option Counterparties have informed URI that they, or their respective affiliates, have entered or expect to enter into various derivative transactions with respect to the Common Stock concurrently with or shortly after the pricing of the Convertible Senior Notes.  In addition, the Option Counterparties have informed URI that they, or their respective affiliates, are likely to modify their hedge positions by entering into or unwinding various derivative transactions with respect to the Common Stock and/or by purchasing or selling shares of Common Stock or other of URI’s securities (including the Convertible Senior Notes) in secondary market transactions during the term of the Convertible Senior Notes and prior to the maturity of the Convertible Senior Notes (and are likely to do so during any observation period related to a conversion of Convertible Senior Notes).  These activities could also cause or avoid an increase or a decrease in the market price of the Common Stock or the Convertible Senior Notes, which could affect a noteholder’s ability to convert the Convertible Senior Notes and, to the extent the activity occurs during any observation period related to a conversion of Convertible Senior Notes, it could affect the number of shares and value of the consideration that a noteholder will receive upon conversion of the Convertible Senior Notes.

In addition, URI will exercise options it holds under the Convertible Hedge Transactions, or options it holds under the Convertible Hedge Transactions may be terminated, whenever the Convertible Senior Notes are converted.  In order to unwind their hedge positions with respect to those exercised or terminated options, each Option Counterparty expects that it or its affiliates will likely sell or buy Common Stock or other of URI’s securities (including the Convertible Senior Notes) in secondary market transactions or unwind various derivative transactions with respect to Common Stock near the time of settlement for the converted Convertible Senior Notes.

The description above is qualified in its entirety by the form of Capped Call Confirmation evidencing the respective Convertible Hedge Transactions, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference into this item 1.01.

The Senior Notes of URNA

The Senior Notes were issued pursuant to an indenture (the “URNA Indenture”), dated as of November 17, 2009, among URNA, URI, certain domestic subsidiaries of URNA (the

“Subsidiary Guarantors”, and, together with URI, the “Guarantors”) and the Bank of New York Mellon, as trustee.

The Senior Notes mature on December 15, 2019 and bear interest at a rate of 9.25% per year payable semi-annually in cash in arrears on June 15 and December 15 of each year, starting on June 15, 2010.

The Senior Notes are unsecured senior obligations of URNA and rank equally with all of URNA’s existing and future unsecured senior debt, effectively junior to any secured debt of URNA to the extent of the value of the collateral securing such debt, including URNA’s borrowings under the ABL facility, and effectively junior to the liabilities of its non-guarantor subsidiaries.

The Senior Notes are guaranteed on a senior basis by URI and the Subsidiary Guarantors. The guarantees will be unsecured senior obligations of the Guarantors and will rank equally with all of the Guarantors’ existing and future unsecured senior indebtedness and effectively junior to any secured indebtedness of the Guarantors to the extent of the value of the collateral securing such indebtedness.  The Senior Notes will not be guaranteed by URNA’s foreign subsidiaries.

URNA may redeem some or all of the Senior Notes, at its option, at any time on or after December 15, 2014, at the following redemption prices, plus accrued and unpaid interest, if any, to the applicable redemption date:

Year	Redemption Price
2014	104.625%
2015	103.083%
2016	101.542%
2017 and thereafter	100.000%

At any time prior to December 15, 2014, URNA may redeem some or all of the Senior Notes at a price equal to 100% of the aggregate principal amount of the Senior Notes to be redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to the redemption date.  In addition, at any time prior to December 15, 2012, URNA may, at its option, on one or more occasions, redeem up to 35% of the aggregate principal amount of the Senior Notes with the net cash proceeds of certain equity offerings at a price equal to 109.25% of the aggregate principal amount of the Senior Notes, plus accrued and unpaid interest, if any, to the redemption date. Upon the occurrence of certain change of control events, URNA must offer to repurchase the Senior Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

The URNA Indenture governing the Senior Notes contains certain covenants to URNA, and its restricted subsidiaries, including limitations on:  (1) indebtedness; (2) restricted payments; (3) liens; (4) asset sales; (5) issuance of preferred stock of restricted subsidiaries; (6) transactions with affiliates; (7) dividend and other payment restrictions affecting restricted subsidiaries; (8) designations of unrestricted subsidiaries; (9) additional subsidiary guarantees; and (10)

mergers, consolidations or sales of substantially all of its assets.  Each of these covenants is subject to important exceptions and qualifications.

The URNA Indenture provides for customary events of default, including the following (subject to any applicable cure period):  nonpayment, breach of covenants in the URNA Indenture, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs or is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the Senior Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately.

The description above is qualified in its entirety by the URNA Indenture (including the Form of Note for the Senior Notes), which is filed as Exhibit 4.2 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01                                          Other Events.

In connection with the Convertible Senior Notes offering, on November 10, 2009, URI entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, relating to the sale of the Convertible Senior Notes (the “Convertible Senior Notes Underwriting Agreement”).  A copy of the Convertible Senior Notes Underwriting Agreement is attached hereto as Exhibit 1.1, and incorporated herein by reference.

In connection with the Senior Notes offering, on November 10, 2009, URNA, URI and the subsidiaries of URNA named therein entered into an underwriting agreement with Wells Fargo Securities, LLC, Banc of America Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein, relating to the sale of the Senior Notes (the “Senior Notes Underwriting Agreement”).  A copy of the Senior Notes Underwriting Agreement is attached hereto as Exhibit 1.2, and incorporated herein by reference.

Also in connection with the Notes offerings, URI and URNA are filing legal opinions regarding the validity of the Notes as Exhibits 5.1, 5.2, 5.3 and 5.4 to this Form 8-K, and are incorporated herein by reference.

Item 9.01                                          Financial Statements and Exhibits.

URI and URNA hereby incorporate Exhibits 1.1, 1.2, 4.1, 4.2, 5.1, 5.2, 5.3, 5.4, 23.1, 23.2 and 23.3 into the Registration Statement.

Exhibits

Exhibit 1.1

Underwriting Agreement, dated November 10, 2009, between United Rentals, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several Underwriters named therein.

Exhibit 1.2

Underwriting Agreement, dated November 10, 2009, among United Rentals (North America) , Inc. (the “Company”), United Rentals, Inc., each of the Company’s subsidiaries named therein, and Wells Fargo Securities, LLC, Banc of America Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several Underwriters named therein.

Exhibit 4.1	Indenture, dated as of November 17, 2009, between United Rentals, Inc. and The Bank of New York Mellon, as Trustee (including the Form of Note).

Exhibit 4.2

Indenture, dated as of November 17, 2009, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., the Company’s subsidiaries named therein and The Bank of New York Mellon, as Trustee (including the Form of Note).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP with respect to the Convertible Senior Notes

Exhibit 5.2	Opinion of Sullivan & Cromwell LLP with respect to the Senior Notes

Exhibit 5.3	Opinion of Haynes and Boone, LLP

Exhibit 5.4	Opinion of K&L Gates LLP

Exhibit 10.1*

Form of Capped Call Confirmation, dated as of November 10, 2009, between United Rentals, Inc. and each of Bank of America, N.A., Citibank, N.A., Wachovia Bank, National Association and Morgan Stanley & Co. International plc

* The Form of Additional Capped Call Option, dated November 13, 2009, between United Rentals, Inc. and each of  Bank of America, N.A., Citibank, N.A., Wachovia Bank, National Association and Morgan Stanley & Co. International plc is substantially identical to the Form of Capped Call Confirmation, dated as of November 10, 2009, between United Rentals, Inc. and each of  Bank of America, N.A., Citibank, N.A., Wachovia Bank, National Association and Morgan Stanley & Co. International plc and is incorporated herein by reference.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Haynes and Boone, LLP (included in Exhibit 5.3)

Exhibit 23.3	Consent of K&L Gates LLP (included in Exhibit 5.4)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2009.

UNITED RENTALS, INC.

	By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated November 10, 2009, among United Rentals, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several Underwriters named therein.

1.2

Underwriting Agreement, dated November 10, 2009, among United Rentals (North America) , Inc. (the “Company”), United Rentals, Inc., each of the Company’s subsidiaries named therein, and Wells Fargo Securities, LLC, Banc of America Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several Underwriters named therein.

4.1	Indenture, dated as of November 17, 2009, between United Rentals, Inc. and The Bank of New York Mellon, as Trustee (including the Form of Note).

4.2

Indenture, dated as of November 17, 2009, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., the Company’s subsidiaries named therein and The Bank of New York Mellon, as Trustee (including the Form of Note).

5.1	Opinion of Sullivan & Cromwell LLP with respect to the Convertible Senior Notes

5.2	Opinion of Sullivan & Cromwell LLP with respect to the Senior Notes

5.3	Opinion of Haynes and Boone, LLP

5.4	Opinion of K&L Gates LLP

10.1*

Form of Capped Call Confirmation, dated as of November 10, 2009, between United Rentals, Inc. and each of Bank of America, N.A., Citibank, N.A., Wachovia Bank, National Association and Morgan Stanley & Co. International plc

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

23.2	Consent of Haynes and Boone, LLP (included in Exhibit 5.3)

23.3	Consent of K&L Gates LLP (included in Exhibit 5.4)

* The Form of Additional Capped Call Option, dated November 13, 2009, between United Rentals, Inc. and each of  Bank of America, N.A., Citibank, N.A., Wachovia Bank, National Association and Morgan Stanley & Co. International plc is substantially identical to the Form of Capped Call Confirmation, dated as of November 10, 2009, between United Rentals, Inc. and each of  Bank of America, N.A., Citibank, N.A., Wachovia Bank, National Association and Morgan Stanley & Co. International plc and is incorporated herein by reference.